Exhibit 10.11

Certain identified information has been excluded from the exhibit because it both:

(i)	is not material; and
(ii)	is the type that the company treats as private or confidential.

[***] indicates that information has been redacted.

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DEED OF RELEASE
Relating to Cannon Trading Pty Ltd

Openmarkets Group Limited (OMG)

OMG (Acquisition Co) Pty Ltd ACN 660 155 000 (Buyer)

Each person specified in Schedule 1 (Sellers)

Level 27, 111 Eagle Street Brisbane QLD 4000+61 7 3309 7000 admin@grtlawyers.com www.grtlawyers.com GPO Box 2778 Brisbane QLD 4001

Liability limited by a scheme approved under Professional Standards Legislation

TABLE OF CONTENTS

1	Definitions and interpretation	2
2	Condition	3
3	Payment by Byer	4
4	Releases	4
5	Further assurance	4
6	Bar to proceedings	4
7	General	5
8	Schedule 1 Sellers	6
9	Signing Page	7

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THIS DEED is made on 30th August 2022

PARTIES

Name	Openmarkets Group Limited
Company number	159 661 453
Short form name	OMG
Notice details	Level 40, 225 George Street, Sydney NSW 2000
Name	OMG (Acquisition Co) Pty Ltd
Company number	660 155 000
Short form name	Buyer
Notice details	Level 40, 225 George Street, Sydney NSW 2000
Name	Each person specified in Schedule 1
Short form name	Sellers

BACKGROUND

A	OMG purchased Shares from the Sellers under the Share Purchase Agreement and has certain continuing obligations to the Sellers under that agreement.

B	OMG has agreed to sell the Shares to the Buyer and the Sellers have agreed separate arrangements with the Buyer for their ongoing interests related to the Shares.

C	On completion of the sale of Shares to the Buyer, the Sellers have agreed to release OMG from certain obligations under the Share Purchase Agreement on the terms of this deed.

AGREED TERMS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed, words, terms, and expressions will have the meanings set out in this clause 1.1, unless a contrary intention appears.

[***]	means the individual called [***]as specified in the Schedule.

Buyer	OMG (Acquisition Co) Pty Ltd ACN 660 155 000

Cannon	means Cannon Trading Pty Ltd ACN 619 836 314.

Claims	includes all actions, suits, causes of action, arbitrations, debts, liabilities, dues, costs, claims, demands, directions, orders, verdicts and judgments either at law or in equity or arising under a statute.

Completion	means the completion of the sale of Shares to the Buyer, so that on and from completion OMG no longer has any legal or beneficial ownership of the Shares.

Consulting Agreement	Means each consulting agreement entered between: (a) Cannon, [***]and [***]; and (b) Cannon, [***]and [***], Pursuant to the Share Purchase Agreement

Employer	means TradeFloor IPCO Pty Ltd ACN 603 351 015

Employment Agreement	means an employment agreement entered into by the relevant individual specified in the Schedule and the Employer, on or around the date of this deed.

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Liabilities

means all liabilities, costs, expenses, actions, disputes, Claims, demands, causes of action or damages however arising (whether legal, equitable, under contract, tort, statute or otherwise), and whether present, unascertained, immediate, future or contingent,

[***]	means the individual called [***] as specified in the Schedule.

[***]	means [***].

Purchase Price	has the same meaning as given to it in the Share Purchase Agreement.

Released Obligations	means all obligations of a party under: (a) the Share Purchase Agreement; and (b) each Consulting Agreement, which have not yet been performed when this deed becomes effective.

Share Purchase Agreement	means the Share Purchase Agreement dated 19 November 2021 between OMG and the Sellers

Shares	All shares in Cannon acquired by OMG under the Share Purchase Agreement.

1.2	Interpretation

In this deed unless the contrary is expressly provided:

(a)	headings are for ease of reference only and do not affect the meaning of this Deed;

(b)	the singular includes the plural and vice versa;

(c)	other grammatical forms of defined words or expressions have corresponding meanings;

(d)	a reference to a clause, paragraph, schedule, or annexure is a reference to a clause or paragraph of or schedule or annexure to this deed and a reference to this deed includes any schedules and annexures;

(e)	A reference to a document or agreement, including this deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

(f)	a reference to a specific time for the performance of an obligation is a reference to that time in the State, Territory, or other place where that obligation is to be performed;

(g)	a reference to a party includes its executors, administrators, successors and permitted assigns; and

(h)	words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies.

2	CONDITION

This deed only takes effect if Completion occurs and if it becomes effective must be treated as having been in full force and effect on and from Completion.

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3	PAYMENT BY BUYER

3.1	subject to clause 3.2, in consideration for the releases provided under clause 4 and as recognition of, what is now an agreed position in respect of an ‘earn out’ that was otherwise contemplated under clause 10 of the Share Purchase Agreement, the Buyer will now make the following payments, with 50% of each payment set out below to be paid to each of [***] and [***] within five (5) Business Days of the relevant payment date outlined below:

(a)	30 November 2022, $[***];

(b)	31 December 2022, $[***];

(C)	31 January 2023, $[***];

(d)	28 February2023, $[***];

(e)	31 March 2023, $[***];

(f)	30 April 2023, $[***];

(g)	31 July 2023, $[***];

(h)	30 September 2023, $[***];

(i)	31 December 2023, $[***];

(i)	31 March 2024, $[***];

(k)	30 June 2024, $[***]; and

(I)	30 September 2024, $[***].

so that after all the above payments have been made each of [***] and [***] will have been paid $[***].

3.2	If an Employment Agreement comes to an end due to “Summary Termination” (as outlined in clause 10.4 of that Employment Agreement), all outstanding payments contemplated in clause 3.1 cease to apply and no further obligations are incumbent on the Buyer. For the avoidance of doubt, other than in respect of Summary Termination in accordance with clause 10.4 of the Employment Agreement, the payment obligations of the Buyer to each of [***] and [***] under clause 3.1 will not be affected by the early termination of the Employment Agreements.

4	RELEASES

4.1	With effect immediately prior to Completion, each Seller releases and discharges OMG from:

(a)	all of OMG’S Released Obligations; and

(b)	all of OMG’S Liabilities to that Seller arising from any Released Obligation.

4.2	With effect immediately prior to Completion, OMG indemnifies, releases and discharges each Seller from:

(a)	any restraint obligations of the Sellers owed to OMG, the Buyer or any affiliates of either OMG or the Buyer, other than those set out in the Employment Agreements;

(b)	all of the Seller’s Released Obligations; and

(c)	all of the Seller’s Liabilities to OMG arising from any Released Obligation.

5	FURTHER ASSURANCE

Each party agrees to do all further acts and execute all further documents necessary to give effect to this deed.

6	BAR TO PROCEEDINGS

The parties acknowledge and agree that:

(a)	they entered into this deed voluntarily after making their own due diligence investigation;

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(b)	they are aware that they or their advisers or agents may discover facts different from or in addition to the facts they now know or believe to be true with respect to the Released Obligations and it is their intention to and they fully, finally, absolutely and forever settle all Claims arising from the Released Obligations;

(c)	each has obtained independent legal advice in relation to this deed before each of them executed this deed; and

(d)	this deed may be pleaded and tendered by each party as an absolute bar and defence to any Claims by each other party (or by the Buyer) in respect of any of the Released Obligations,

7	GENERAL

7.1	Governing law

(a)	This deed is governed by New South Wales law.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the New South Wales courts and courts competent to determine appeals from those courts.

7.2	Entire agreement

This deed constitutes the entire agreement between the parties in connection with its subject matter and supersedes all previous agreements, representations and understandings between the parties relating to its subject matter.

7.3	Counterparts

This deed may be executed in any number of counterparts and by the parties on separate counterparts, which taken together constitute one and the same document.

7.4	Execution by attorney

If an attorney executes this deed, the attorney declares that the attorney has no notice of revocation, termination, or suspension of the power of attorney under which the attorney executes this deed.

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Schedule 1 Sellers

Company Name	ACN	Address
Pomione Pty Ltd	614 390 000	[***]
Philip Tauberman	N/A	[***]
AGMH Tech Pty Ltd	654 989 385	[***]
Aurelien Garreau	N/A	[***]

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SIGNING PAGE

Executed as a Deed

Signed, Sealed and Delivered by Openmarkets Group Limited ACN 159 661 546 in accordance with section 127 of the Corporations Act 2001 (Cth):

/S/ NASEEMA SPARKS
Director/Company Secretary

NASEEMA SPARKS
Name of Director/Company Secretary
(BLOCK LETTERS)

/S/ RUIHAO WEI
Director

RUIHAO WEI
Name of Director
(BLOCK LETTERS)

Signed, Sealed and Delivered by Pomione Pty Ltd ACN 614 390 000 in accordance with section 127 of the Corporations Act 2001 (Cth):

Director/Company Secretary

Name of Director/Company Secretary
(BLOCK LETTERS)

/s/ PHLILP TAUBERMAN
Sole Director

PHILIP TAUBERMAN
Name of Sole Director
(BLOCK LETTERS)

Signed, Sealed and Delivered by Aurelien Garreau in the presence of:

/s/ Aurelien Garreau
Aurelien Garreau (Signature)

/s/ HEIDI MEHL
Witness’ Signature

HEIDI MEHL
Full name of witness
(BLOCK LETTERS)

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Signed, Sealed and Delivered by AGMH Tech Pty Ltd ACN 654 989 385 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ AURELIEN GARREAU
Director/Company Secretary

AURELIEN GARREAU
Name of Director/Company Secretary
(BLOCK LETTERS)

Director

Name of Director
(BLOCK LETTERS)

Signed, Sealed and Delivered by Philip Tauberman in the presence of:

/s/ PHILIP TAUBERMAN
Philip Tauberman (Signature)

/s/ HEIDI MEHL
Witness’ Signature

HEIDI MEHL
Full name of witness
(BLOCK LETTERS)

Signed, Sealed and Delivered by OMG (Acquisition Co) Pty Ltd ACN 660 155 000 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ RUIHAO WEI
Sole Director

RUIHAO WEI
Name of Sole Director
(BLOCK LETTERS)

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